Exhibit 10.1
FIRST AMENDMENT TO THE AMENDED AND RESTATED CORRECTIONS
CORPORATION OF AMERICA 2000 STOCK INCENTIVE PLAN
     WHEREAS, Corrections Corporation of America, a Maryland corporation (the “Company”), maintains the Amended and Restated Corrections Corporation of America 2000 Stock Incentive Plan (the “Plan”);
     WHEREAS, pursuant to Section 17 of the Plan, the Board of Directors of the Company (the “Board”) may amend the Plan; and
     WHEREAS, the Board has determined that Section 8 of the Plan regarding stock option awards to Non-Employee Directors (as defined in the Plan) should be deleted in its entirety.
     NOW, THEREFORE, effective as of May 27, 2008, the Plan is hereby amended as follows:
     1. Amendment. Section 8 of the Plan is hereby deleted in its entirety.
     2. Effect of Amendment. Except as expressly modified by the terms of the above amendment, the provisions of the Plan shall continue in full force and effect.
     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the date first above written.

CORRECTIONS CORPORATION OF AMERICA
By:	/s/ John D. Ferguson
	Name:	John D. Ferguson
	Title:	Chief Executive Officer and President

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